Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Kevin S. McCarthy

hereby constitute and appoint Lynn A. Peterson, James P. Henderson and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Whiting Petroleum Corporation 2020 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of September, 2020.

/s/ Kevin S. McCarthy
Kevin S. McCarthy

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Janet L. Carrig

hereby constitute and appoint Lynn A. Peterson, James P. Henderson and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Whiting Petroleum Corporation 2020 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of September, 2020.

/s/ Janet L. Carrig
Janet L. Carrig

KNOW ALL PERSONS BY THESE PRESENTS, That I

Susan M. Cunningham

hereby constitute and appoint Lynn A. Peterson, James P. Henderson and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Whiting Petroleum Corporation 2020 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of September, 2020.

/s/ Susan M. Cunningham
Susan M. Cunningham

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Paul J. Korus

hereby constitute and appoint Lynn A. Peterson, James P. Henderson and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Whiting Petroleum Corporation 2020 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of September, 2020.

/s/ Paul J. Korus
Paul J. Korus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Daniel J. Rice IV

hereby constitute and appoint Lynn A. Peterson, James P. Henderson and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Whiting Petroleum Corporation 2020 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of September, 2020.

/s/ Daniel J. Rice IV
Daniel J. Rice IV

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Anne Taylor

hereby constitute and appoint Lynn A. Peterson, James P. Henderson and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-8, any amendments (including post-effective amendments) or supplements thereto relating to the shares of the Company’s common stock to be offered and sold by the Company pursuant to the Whiting Petroleum Corporation 2020 Equity Incentive Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced shares of common stock under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 18th day of September, 2020.

/s/ Anne Taylor
Anne Taylor